Employee Benefits - Components of Net Periodic Benefit Cost (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Components of net periodic benefit cost:
Service cost	$ 31,382	$ 31,660	$ 25,970
Interest cost	10,582	5,694	9,657
Expected return on plan assets	(35,486)	(33,333)	(29,610)
Past service credit	(11,882)	(11,796)	(1,931)
Recognized net actuarial loss	11,032	13,400	10,787
Settlements	12,045	0	0
Net periodic benefit cost	$ 17,673	$ 5,625	$ 14,873